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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 28, 2003


                          DATA SYSTEMS & SOFTWARE INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              ----------------------------------------------------



           Delaware                     0-19771               22-2786081
-----------------------------  ------------------------ -----------------------
 (State or Other Jurisdiction  (Commission file Number)    (IRS Employer
       of Incorporation)                                   Identification No.)



          200 Route 17, Mahwah, New Jersey                        07430
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         (Address of Principal Executive Offices)               (Zip Code)



         Registrant's telephone number, including area code (201) 529-2026
                                                            --------------



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Item 5.    Other Events and Regulation FD Disclosure.
           -----------------------------------------

     On February 28, 2003, our subsidiary, Comverge Technologies, Inc., announced that it has reached an agreement in principle with a syndicate of prominent venture capital firms to raise an aggregate of $13 million in venture capital funding. The press release of Comverge Technologies, Inc., announcing this agreement is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

   (c)  Exhibits

        Exhibit 99.1 - Press release of Comverge Technologies, Inc., dated February 28, 2003.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DATA SYSTEMS & SOFTWARE INC.



Date:  March 3, 2003                BY:          /s/ Sheldon Krause
                                       ----------------------------------------
                                                 Sheldon Krause
                                                 Secretary


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